CERTIFICATION
                           OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002


I, John H. Treglia, certify that:

1.   I have reviewed this Amended Form 10-K of Nantucket Industries, Inc.;

2. Based on my knowledge, this amended report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended report;

3. Based on my knowledge, the financial statements, and other financial information included in this amended report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods present in this amended report;

4. The small business issuers other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial amended reporting (as defined in Exchange Act Rules 13-a-15(f) and 15d-15(f)) for the small business issuer and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this amended report is being prepared;

     (b) Designed such internal control over financial amended reporting, or caused such internal control over financial amended reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial amended reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals;

     (c) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this amended report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this amended report based on such evaluation; and

     (d) Disclosed in this amended report any change in the small business issuer's internal control over financing amended reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual amended report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial amended reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial amended reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions): (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial amended reporting which are reasonable likely to adversely affect the small business issuer's ability to record, process, summarize and amended report financial information; and (b) Any fraud, whether or not material, that involved management or other employees who have a significant rile in the small business issuer's internal control over financial amended reporting.


Date: December 4, 2004              /s/  John H. Treglia
                                    -------------------------------------
                                    John H. Treglia
                                    Chief Executive Officer,
                                    Chief Financial Officer